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                               CUSTODIAL AGREEMENT

                           ---------------------------

                           Dated as of April ___, 2001

                           ---------------------------


                            BNY MIDWEST TRUST COMPANY
                                  as Custodian
                           UGLY DUCKLING CORPORATION,
                 UGLY DUCKLING CAR SALES & FINANCE CORPORATION,
                        UGLY DUCKLING CREDIT CORPORATION,
                         UGLY DUCKLING CAR SALES, INC.,
                   UGLY DUCKLING CAR SALES FLORIDA, INC., and
                        UGLY DUCKLING FINANCE CORPORATION
                                   as Borrower

                                       and

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    as Lender

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

                                TABLE OF CONTENTS
                                                                                                               PAGE
Section 1      Definitions and Accounting Matters.................................................................1
     1.01   Certain Defined Terms.................................................................................1
     1.02   Construction..........................................................................................6

Section 2      Delivery of Contract Delivery Documents by Borrower................................................6
     2.01   Delivery of Contract Delivery Documents...............................................................6
     2.02   Electronic Transmission of Contract Delivery Schedule.................................................7
     2.03   Limited Exception for Applications for Title..........................................................7

Section 3      Trust Receipts and Exception Reports Issued by Custodian...........................................7
     3.01   Receipt and Inspection of Contract Delivery Documents.................................................7
     3.02   Delivery of Trust Receipt.............................................................................8
     3.03   Delivery of Contract Summary Report...................................................................8
     3.04   Cumulative Custodial Report...........................................................................8
     3.05   Master Custodial Report and Master Exception Report...................................................8
     3.06   Reliance by Lender Generally..........................................................................9

Section 4      Obligations of the Custodian.......................................................................9

Section 5      Release to Lender..................................................................................9

Section 6      Delivery to Servicer or Borrower...................................................................9
     6.01   Copies of Contract Delivery Documents.................................................................9
     6.02   Original Contract Delivery Documents.................................................................10
     6.03   Lender Approval......................................................................................11
     6.04   Return of Contract Delivery Documents................................................................11
     6.05   Responsibility for Lost or Damaged Documents.........................................................11

Section 7      Fees of Custodian.................................................................................11

Section 8      Examination of Custodial Contract Files...........................................................11

Section 9      No Adverse Interest of Custodian..................................................................12

Section 10     Certain Matters Affecting the Custodian...........................................................12
     10.01  Limitations on Duties................................................................................12
     10.02  Acknowledgement of Sun Loan Agreement................................................................12
     10.03  Limitations on Liability.............................................................................12
     10.04  Reliance on Information..............................................................................12
     10.05  Certification of Factual Matters.....................................................................13
     10.06  Opinion of Counsel...................................................................................13
     10.07  Indemnification by Borrower..........................................................................13
     10.08  Not Required to Risk Funds...........................................................................13
     10.09  Agents and Representatives...........................................................................14
     10.10  Mergers and Consolidations...........................................................................14

Section 11     Termination.......................................................................................14
     11.01  Termination by Lender or Custodian...................................................................14
     11.02  Court Ordered Sale...................................................................................14
     11.03  Custodial Agreement Termination......................................................................15
     11.04  Failure to Appoint Successor Custodian...............................................................15

Section 12     Miscellaneous.....................................................................................15
     12.01  Waiver...............................................................................................15
     12.02  Counterparts.........................................................................................15
     12.03  Governing Law........................................................................................15
     12.04  Notices..............................................................................................15
     12.05  Further Assurances...................................................................................16
     12.06  Successors and Assigns...............................................................................16
     12.07  Amendments...........................................................................................16
     12.08  Headings.............................................................................................16

EXHIBITS

Exhibit A.........Custodian Fee Schedule
Exhibit B-1.......Request for Release and Receipt
Exhibit B-2.......Schedule of Documents
Exhibit C-1.......Officer's Certificate and Request for Release
Exhibit B-2.......Schedule of Terminated Contracts
Exhibit E.........Trust Receipt
Exhibit E.........Review Criteria for Custodian
Exhibit F.........Data Fields for Master Custodial Report
Exhibit G.........Contract Summary Report
Exhibit H.........Loan Agreement

                               CUSTODIAL AGREEMENT

     This CUSTODIAL AGREEMENT ("Custodial Agreement") is entered into as of this __ day of April 2001, by and between BNY Midwest Trust Company, an Illinois corporation (the "Custodian"), Greenwich Capital Financial Products, Inc., a Delaware corporation (the "Lender"), Ugly Duckling Corporation, a Delaware corporation ("Ugly Duckling"), Ugly Duckling Car Sales and Finance Corporation, an Arizona corporation ("UDCSFC"), Ugly Duckling Credit Corporation, an Arizona corporation ("UDCC"), Ugly Duckling Car Sales, Inc., an Arizona corporation ("Car Sales"), Ugly Duckling Car Sales Florida, Inc., a Florida corporation
("Car Sales Florida") and Ugly Duckling Finance Corporation, an Arizona corporation ("UDFC") (Ugly Duckling, UDCSFC, UDCC, Car Sales, Car Sales Florida and UDFC are collectively referred to herein as the "Borrower"; UDCC is sometimes referred to herein as the "Servicer"; and Car Sales and Car Sales Florida are sometimes referred to herein as the "Originators").

                                    RECITALS

     The Borrower and the Lender are parties to that certain Master Loan and Security Agreement, dated as of April , 2001 (the "Loan Agreement"), a copy of which is attached hereto as Exhibit H. Pursuant to the Loan Agreement, the Lender will make loans to Borrower which loans will be secured by, among other things, Contract Delivery Documents.

     The Lender desires to have the Custodian take possession on behalf of and for the sole benefit of the Lender's security interest pursuant to the Loan Agreement, of the Contract Delivery Documents listed on the Contract Delivery Schedule delivered under this Custodial Agreement.

                                    AGREEMENT

     NOW,  THEREFORE,   in  consideration  of  the  mutual  undertakings  herein
expressed, the parties hereto hereby agree as follows:

     Section 1 Definitions and Accounting Matters

     1.01 Certain Defined Terms. Certain capitalized terms are used in this Custodial Agreement with the specific meanings defined below in this Section 1 or in other provisions of this Custodial Agreement. Capitalized terms used and not defined herein shall have the meanings assigned to such term in the Loan Agreement attached hereto as Exhibit G. All terms defined in this Section 1 or in other provisions of this Custodial Agreement in the singular shall have the same meanings when used in the plural and vice versa.

     "Acquired Contracts" shall have the meaning ascribed to such term in the Loan Agreement.

     "Affiliate" shall have the meaning ascribed to such term in the Loan Agreement.

     "Application for Title" shall mean with respect to each Financed Vehicle, the application for a title submitted by the Originator (or in the case of Acquired Contracts, the selling Dealer) to the department of motor vehicles, or other appropriate government body of the state in which the Financed Vehicle is to be registered showing the Contract Debtor as owner, with either notation of the Borrower's first lien or such other status indicated thereon which is necessary to perfect Borrower's security interest in the Financed Vehicle as a first priority interest, and showing no other actual or possible lien interest in the Financed Vehicle.

     "Assignment" shall have the meaning ascribed to such term in the Loan Agreement.

     "Authorized Representative" shall mean each of one or more individuals so designated by the Lender in a written certificate signed by a Responsible
Officer and delivered to the Custodian and setting forth such individuals specimen signature. From time to time, the Lender may, by delivering to the Custodian a written certificate signed by a Responsible Officer, change the individuals designated as Authorized Representatives, and the Custodian shall be entitled to rely conclusively on the then current certificate until receipt of a superseding certificate. The Authorized Representatives on the date hereof and until changed pursuant to this Custodial Agreement are set forth on Schedule 1 attached hereto.

     "Borrowing Base Inclusion Date" shall mean, with respect to a Pledged Contract, the first date on which the Borrower wishes to obtain an Advance from the Lender based on a Borrowing Base Certificate which includes such Pledged Contract as an Eligible Contract.

     "Business  Day" shall mean any day other than (i) a Saturday or Sunday,  or
(ii) a day in which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

     "Certificate of Title" shall have the meaning ascribed to such term in the Loan Agreement.

     "Charged-Off Contract" shall have the meaning ascribed to such term in the Loan Agreement.

     "Chase"  shall  have the  meaning  assigned  to such term in  Section  3.02 herein.

     "Contract" shall have the meaning ascribed to such term in the Loan Agreement.

     "Contract Debtor" shall have the meaning ascribed to such term in the Loan Agreement.

     "Contract Delivery Documents" shall mean the Contract and the Certificate of Title (or, to the extent provided in Section 2.03 hereof, a copy of an Application for Title) with respect to a certain Financed Vehicle.

     "Contract Delivery Schedule" shall mean the list delivered to Custodian by Borrower with each group of Contract Delivery Documents delivered pursuant to
Section 2.01 hereof,  or delivered via facsimile or electronic  mail pursuant to
Section 2.02 hereof, which: (i) identifies each Contract Delivery Document and its constituent parts (e.g., Contract, Modification, Assignment, Certificate of Title or Application for Title if applicable); (ii) provides the following information with respect to each Contract in such group: the Contract or account number, the name of the Contract Debtor, the Contract date, the Principal Balance (determined with respect to each Contract as of the date on which such Contract was originated), the interest rate and the year, make, model (if available) and VIN of the Financed Vehicle, and (iii) shows the total number of Contracts being delivered.

     "Contract Summary Report" shall mean a certificate in the form of Exhibit G attached hereto signed by an officer of the Custodian and delivered to Chase and Lender pursuant to Section 3.03. Such certificate shall upon issuance become Exhibit A to the Trust Receipt and shall (i) state the total number of Pledged Contracts with respect to which the original Contract is in the possession of the Custodian or is outstanding pursuant to a Release Request and (ii) state the aggregate Principal Balance (determined with respect to each Contract as of the date on which such Contract was originated) of all Pledged Contracts in the possession of the Custodian, in each case, accurate as of 9:00 p.m. (eastern time) on the Business Day preceding the date of delivery and based on the information contained in the Cumulative Custodial Report as of such time on such preceding Business Day.

     "Cumulative Custodial Report" shall mean a listing maintained as current on a daily basis by the Custodian of all Pledged Contracts with respect to which any Contract Delivery Documents are then (w) in the possession of the Custodian pursuant to this Custodial Agreement, or (x) in the temporary possession of the Servicer or Borrower pursuant to Section 6 below, (y) including all of the fields set forth in Exhibit F for a Master Custodial Report and (z) a field that will indicate the absence of any Exception without further descriptive information (e.g., "Yes", indicating there are no Exceptions, or "No", indicating there are Exceptions).

     "Custodial Agreement" shall mean this Custodial Agreement as amended from time to time.

     "Custodial Contract Files" shall mean, with respect to a Contract, the Contract Delivery Documents and records pertaining thereto that are delivered to the Custodian.

     A "Custodial Delivery Failure" shall have arisen in the event that the Custodian fails to produce any Contract Delivery Document or any other document related to a Pledged Contract that was in the Custodian's possession pursuant to
Section 2 and Section 3 within two (2) Business Days after delivery of a written request therefor by Lender in accordance with the terms and conditions of this Custodial Agreement and (i) the Custodian previously delivered to the Lender a Master Custodial Report and a Master Exception Report which did not list such document as an Exception and (ii) such document is not outstanding pursuant to a Release Request.

     "Dealer"  shall  have  the  meaning  ascribed  to  such  term  in the  Loan
Agreement.

     "Dollars" or "$" mean United States funds.

     An "Exception" shall have arisen with respect to a Pledged Contract and the related Contract Delivery Documents if, after the Custodian has performed its review procedures with respect to such Pledged Contract pursuant to Section 3.01 or Section 6.04, it has determined that (i) with respect to Pledged Contracts that were delivered as part of the Initial Pool, one or more of the statements specified in Part I of Exhibit E to this Custodial Agreement is not correct or
(ii) with respect to all other Pledged Contracts, one or more of the statements specified in Part II of Exhibit E to this Custodial Agreement, is not correct or the Certificate of Title has not been delivered by the Title Delivery Date. With respect to a Pledged Contract, each incorrect statement or undelivered Certificate of Title shall be a separate Exception.

     "Event of Default" shall have the meaning ascribed to such term in the Loan Agreement.

     "Financed Vehicle" shall have the meaning ascribed to such term in the Loan Agreement.

     "GECC Custodian" shall have the meaning ascribed to "Custodian" in the GECC Custodian Agreement.

     "GECC Custodian Agreement" shall mean that certain Custodian Agreement dated as of May 29, 1998 by and among Ugly Duckling Corporation, a Delaware corporation, Duck Ventures, Inc., an Arizona corporation, Champion Acceptance Corporation, an Arizona corporation, Ugly Duckling Car Sales, Inc., an Arizona corporation, Champion Financial Services, Inc., an Arizona corporation, Ugly Duckling Car Sales Florida, Inc., a Florida corporation, Ugly Duckling Car Sales Texas, L.L.P., an Arizona limited liability partnership, Ugly Duckling Car Sales New Mexico, Inc., a New Mexico corporation, Ugly Duckling Car Sales Georgia, Inc., a Georgia corporation and Ugly Duckling Car Sales California, Inc., a California corporation and Harris Trust and Savings Bank, an Illinois corporation and General Electric Capital Corporation, a New York corporation.

     "Initial Pool" shall mean all Pledged Contracts previously in the possession of the GECC Custodian pursuant to the GECC Custodian Agreement and delivered to the Custodian by the GECC Custodian or the Borrower prior to the date of this Agreement.

     "Lender" shall have the meaning assigned thereto in the preamble hereto.

     "Loan Agreement" shall have the meaning assigned thereto in the recitals hereto.

     "Master Custodial Report" shall mean a listing maintained by the Custodian of all Pledged Contracts with respect to which (A) any Contract Delivery Documents are then (x) in the possession of the Custodian pursuant to this Custodial Agreement, or (y) in the temporary possession of the Servicer or Borrower pursuant to Section 6, which listing includes all Contract Delivery Documents delivered to date by the Borrower to the Custodian. Each Master Custodial Report shall be presented in computer-readable magnetic or other electronic format acceptable to Lender and shall incorporate fields for and displays for each Contract the information described in Exhibit F to this Custodial Agreement.

     "Master Exception Report" shall mean, with respect to the Contracts listed on a Master Custodial Report, a report that identifies each Exception.

     "Modification" shall have the meaning ascribed to such term in the Loan Agreement.

     "Officer's Certificate re Terminated Contracts" shall have the meaning assigned to such term in Section 6.02(c) herein.

     "Originator" shall have the meaning ascribed to such term in the Loan Agreement.

     "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

     "Pledged Contract" shall have the meaning ascribed to such term in the Loan Agreement.

     "Principal Balance" shall have the meaning ascribed to such term in the Loan Agreement.

     "Proceeding"  shall  mean  any  bankruptcy,   insolvency,  or  receivership
proceeding.

     "Release Request" shall have the meaning assigned to such term in Section 6.02(b) herein.

     "Relevant Report" means each of the Master Custodial Report, the Master Exception Report and the Cumulative Custodial Report.

     "Responsible Officer" shall mean, as to any Person, the chief executive officer, any vice president, the chief financial officer or treasurer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated by a certificate of corporate resolution.

     "Servicer" shall mean UDCC.

     "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

     "Sun Loan Agreement" means that certain Senior Secured Loan Agreement dated as of January 11, 2001 among UDC, BNY Midwest Trust Company as Collateral Agent, and the lenders who are party thereto from time to time.

     "Terminated Contracts" shall mean a Contract that (i) is a Charged-Off Contract, (ii) has been paid in full, (iii) has been rescinded, (iv) is a Modification (reissued with a new Contract number), (v) has been cancelled due to a trade-in resulting in a new Contract, or (vi) for any other reason has terminated.

     "Title  Delivery  Date"  shall have the  meaning  assigned  to such term in
Section 2.03.

     "Trust Receipt" shall mean, with respect to Pledged Contracts in the possession of the Custodian, a trust receipt in the form of Exhibit D to this Custodian Agreement.

     "Trust Receipt  Exhibit A" shall have the meaning  assigned to such term in
Section 3.02.

     "VIN" shall mean vehicle identification number.

     1.02 Construction. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Custodial Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Custodial Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (f) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Custodial Agreement and the Loan Agreement, (g) references to "the date hereof" mean the date first set forth above.

     Section 2 Delivery of Contract Delivery Documents by Borrower.

     2.01 Delivery of Contract Delivery Documents. The Borrower or the GECC Custodian, as applicable, shall deliver to the Custodian (i) prior to the initial Funding Date, all of the Contract Delivery Documents for the Initial Pool and all other Pledged Contracts that currently exist and (ii) from time to time, as Pledged Contracts are originated, the Contract Delivery Documents for Pledged Contracts originated after the initial delivery of Contract Delivery Documents, in each case to be held by the Custodian in accordance with the terms of this Custodial Agreement. With respect to any Pledged Contract delivered pursuant to clause (ii) above, the Borrower shall deliver the Contract Delivery Documents and a Contract Delivery Schedule to the Custodian via reputable overnight courier promptly after such Pledged Contract is originated, but in no event later than 11:00 a.m. (eastern time) on the date that is at least one (1) Business Day prior to the Borrowing Base Inclusion Date for such Pledged Contract.

     2.02 Electronic Transmission of Contract Delivery Schedule. Not later than 10:00 p.m. (eastern time) on the date on which any Contract Delivery Documents are deposited with a reputable overnight courier for delivery to the Custodian, the Borrower shall transmit to the Custodian, via facsimile transmission or via electronic mail in an electronic format acceptable to the Custodian, a Contract Delivery Schedule itemizing each such Contract Delivery Document being so delivered, including any constituent parts thereof.

     2.03 Limited  Exception for Applications for Title.  Without  limitation of
Section 2.01 hereof, with respect to each Pledged Contract, the Borrower shall deliver to the Custodian each of the related Contract Delivery Documents; provided, that if a Certificate of Title has not been issued with respect to a Financed Vehicle, then (i) Borrower shall provide the Custodian with a copy of an Application for Title and (ii) not later than the date (the "Title Delivery Date") that is 120 days after the origination date of such Pledged Contract, Borrower shall provide Custodian with such Certificate of Title.

     Section 3 Trust Receipts and Exception Reports Issued by Custodian.

     3.01 Receipt and Inspection of Contract Delivery Documents.

     (a) Initial Pool. Upon receipt of the Initial Pool, the Custodian shall (i) establish a Custodial Contract File for each such Contract and (ii) promptly review the documents in each such Custodial Contract File in sufficient detail in order to (x) confirm receipt of each Contract Delivery Document, (y) make the certifications contained in the form of Trust Receipt and (z) determine whether each of the statements contained in Part I of Exhibit E to this Custodial Agreement with respect to each such Pledged Contract is correct.

     (b) Pledged Contracts not in Initial Pool. Upon receipt of Contract Delivery Documents from the Borrower with respect to any Pledged Contracts, the Custodian shall (i) establish a Custodial Contract File for each such Contract and (ii) promptly review the documents in each such Custodial Contract File in sufficient detail in order to (x) confirm receipt of each Contract Delivery Document listed on the Contract Delivery Schedule, (y) make the certifications contained in the form of Trust Receipt and (z) determine whether each of the statements contained in Part II of Exhibit E to this Custodial Agreement with respect to each such Pledged Contract is correct.

     (c) On the Title Delivery Date with respect to any Pledged Contract described in the proviso to Section 2.03, the Custodian shall determine whether it has received the related Certificate of Title and shall indicate or describe, as applicable, an Exception, if any, on the Relevant Reports.

     (d) Any Exception with respect to the Contract Delivery Documents, including without limitation an Exception pursuant to clause (z) of Sections 3.01(a) and 3.01(b) above, shall be described on the Master Exception Report and indicated, but not described, on the Cumulative Custodial Report and the Master Custodial Report as an Exception. Each Exception shall be indicated or described, as applicable, on each Relevant Report not later than 9:00 p.m. (eastern time) on the date on which the Custodian is required to perform the relevant review procedure under this Custodial Agreement.

     3.02 Delivery of Trust Receipt. No later than 12 noon (eastern time) on the initial Funding Date, the Custodian shall deliver via facsimile or electronic mail transmission (i) to the Lender (telecopier number (203-618-2148) and the Borrower (telecopier number (602-852-6696) the Trust Receipt and a Master Exception Report with respect to such Pledged Contracts and (ii) to Chase
Manhattan Bank, as agent for the Lender ("Chase"), (telecopier number (212-623-7299) a copy of the Trust Receipt. The original Trust Receipt shall be delivered to Chase at Four New York Plaza, Ground Floor, Outsourcing Department, New York, New York 10004, Attention: Jennifer John (telephone number 212-623-5953) for the account of Greenwich Capital Markets by overnight delivery using a nationally recognized insured overnight delivery service. The Trust Receipt shall at all times remain valid and in full force, and shall include as Exhibit A thereto the most current version of the Contract Summary Report theretofore delivered by the Custodian ("Trust Receipt Exhibit A"). The
Custodian hereby authorizes Lender and its designees, including without limitation, Chase, to replace Trust Receipt Exhibit A from time to time with any Contract Summary Report delivered by Custodian after the date hereof, in accordance with Section 3.03. Upon replacement of Trust Receipt Exhibit A with an updated Contract Summary Report delivered pursuant to Section 3.03 by Lender or its designee, and without the need for any further action or authorization by Custodian, the Trust Receipt shall be deemed to include such updated Contract Summary Report and any other previously delivered Contract Summary Report shall be superceded.

     3.03 Delivery of Contract Summary Report. On a daily basis not later than 10:00 a.m. (eastern time), the Custodian shall deliver via facsimile or electronic mail transmission to Chase (telecopier number (212-623-7299) and the Lender a Contract Summary Report.

     3.04 Cumulative Custodial Report. The Cumulative Custodial Report shall be maintained at all times on a secured internet site to which the Lender and the Borrower have secure access and from which the Lender and the Borrower may print or download relevant information. The required information for each Contract for which Contract Delivery Documents are received pursuant to Section 3 or Section
6.04 herein or released pursuant to Section 6 herein by the Custodian shall be posted to the Cumulative Custodial Report not later than 9:00 p.m. (eastern time) on the day such Contract Delivery Documents are received by the Custodian. The Lender shall at all times be entitled to rely upon, and shall have the right, but not obligation, to confirm the accuracy of any information contained in the Cumulative Custodial Report, including without limitation by request of a Master Exception Report. The Custodian acknowledges that Lender will rely upon the Cumulative Custodial Report to confirm the Borrowing Base and to make Advances thereby, and hereby represents and warrants that the Cumulative Custodial Report shall at all times be accurate.

     3.05 Master Custodial Report and Master Exception Report.

     (a) The Custodian shall generate and at all times maintain a Master Custodial Report and a Master Exception Report. Any and all Pledged Contracts delivered to the Custodian shall be included in the Master Custodial Report and the Master Exception Report.

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     (b) Within two (2) Business Days after (i) the end of each  calendar  month or (ii) any reasonable written request by the Lender, the Custodian shall deliver to the Lender and the Borrower a Master Custodial Report and a Master Exception Report.

     (c) The Custodian shall, on a daily basis and upon its receipt of any item listed on a Master Exception Report or otherwise missing from the Custodial Contract Files, update the Relevant Reports.

     3.06 Reliance by Lender Generally. The Lender shall be entitled to rely upon, and shall have the right but not obligation to confirm, the accuracy of any Relevant Report or data file transmitted to Lender pursuant to this Section 3.

     Section 4 Obligations of the Custodian. With respect to all Contract Delivery Documents which are delivered to the Custodian or which come into the possession of the Custodian, the Custodian is the custodian for the Lender exclusively. Except as specifically provided in Section 5 and Section 6 hereof, the Custodian shall hold all Contract Delivery Documents received by it for the exclusive use and benefit of the Lender, and shall make disposition thereof only in accordance with this Custodial Agreement or otherwise pursuant to written instructions furnished by the Lender. The Custodian shall segregate and maintain continuous custody of all Contract Delivery Documents in secure and fireproof facilities in accordance with customary standards for such custody. The Custodian shall, at its own expense, maintain in full force and effect at all times during the existence of this Custodial Agreement (1) a fidelity bond, (2) theft of documents insurance, (3) forgery insurance, and (4) errors and omission insurance. All such insurance shall be with coverage and subject to deductibles as is standard and customary for insurance typically maintained by money center banks which act as custodians. The Custodian shall verify the existence of the Contract Delivery Documents and the information and the requirements set forth on Exhibit E and shall maintain such information current in each Relevant Report. The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any Contract Delivery Document, or (ii) the collectability, insurability, effectiveness or suitability of any Contract.

     Section 5 Release to Lender. Upon the written direction of an Authorized Representative of the Lender, and at the cost and expense of the Borrower, the Custodian shall, within two (2) Business Days of receipt of such written notice, deliver the specified Contract Delivery Documents to such person or other party designated by the Authorized Representative in such written direction, and to the place indicated in any such written direction; provided that originals of the Contract Delivery Documents will only be delivered to Lender after the occurrence of and during the continuation of an Event of Default or if Custodian has not performed its obligations hereunder.

     Section 6 Delivery to Servicer or Borrower.

     6.01  Copies  of  Contract  Delivery  Documents.  Upon the  request  of the
Borrower, and at the cost and expense of the Borrower, the Custodian shall, within two (2) Business Days of the receipt of such request, provide Borrower with copies of any Contract Delivery Documents from the Custodial Contract Files which Borrower may request.

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     6.02 Original Contract Delivery Documents.

     (a) The Servicer or the Borrower may from time to time request delivery of any of the Contract Delivery Documents (i) to enforce or otherwise service and administer the Contracts on behalf of the Borrower and for the benefit of the Lender or (ii) to take such actions as are necessary or appropriate for Terminated Contracts. Subject to the provisions of Section 6.03 below, the Custodian shall, within two (2) Business Days of the receipt of such written request pursuant to Section 6.02(b) or Section 6.02(c) (including Lender approval if required pursuant to Section 6.03), deliver to the requestor the requested Contract Delivery Documents.

     (b) If the Servicer or the Borrower requested possession of any Contract Delivery Documents pursuant to clause (i) of Section 6.02(a), then the Servicer or the Borrower so requesting possession of the Contract Delivery Documents shall provide the Custodian with a written request describing the Contract Delivery Documents requested and the reason for the request. Such written request shall be in the form of the Request for Release and Receipt (the "Release Request") attached hereto as Exhibit B-1. If the Contract Delivery Documents requested by the Servicer or the Borrower pursuant to this Section 6.02(b) on any given date involves an aggregate number of Pledged Contracts which exceeds fifty (50) Pledged Contracts, the approval of the Lender pursuant to Section 6.03 below is required. Subject to the provisions of Section 6.03 below, the Custodian shall, within two (2) Business Days of the receipt of such Release Request (including Lender approval if required), deliver to the requestor the requested Contract Delivery Documents set forth on the Schedule of Documents, in the form attached hereto as Exhibit B-2, which shall be attached to the Release Request. The requestor, upon release by the Custodian of the requested Contract Delivery Documents, shall hold such documents in trust for the benefit of the Lender and shall return such Contract Documents to the Custodian pursuant to the requirements of Section 6.04.

     (c) If Contract Delivery Documents are being requested by the Servicer or the Borrower pursuant to clause (ii) of Section 6.02(a) because such Contracts are Terminated Contracts, such request shall be made on the Officer's Certificate re Terminated Contracts (the "Officer's Certificate re Terminated Contracts") in the form of Exhibit C-1 attached hereto, certifying that all amounts required to be paid and delivered to the Lender pursuant to the Loan Agreement with respect to such Contract have been paid and delivered and listing the Terminated Contracts so requested on the Schedule of Terminated Contracts in the form attached hereto as Exhibit C-2. Subject to the provisions of Section
6.03 below, the Custodian shall, within two (2) Business Days of the receipt of such Officer's Certificate re Terminated Contracts (which must include Lender approval of such request), deliver to the requestor the requested Contract Delivery Documents for the Contracts set forth on the Schedule of Terminated Contracts, which shall be attached to the Officer's Certificate re Terminated Contracts. The Officer's Certificate re Terminated Contracts shall be subject to approval of the Lender pursuant to Section 6.03.

     (d) If Contract Delivery Documents that are released pursuant to Section 6.02(b) above become Terminated Contracts while in the possession of the Servicer or the Borrower, the Servicer or Borrower, as applicable, shall within one (1) Business Day of such Contract becoming a Terminated Contract transmit an Officer's Certificate re Terminated Contracts to the Lender for approval pursuant to Section 6.03.

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     6.03 Lender Approval. If the approval of the Lender is required pursuant to
Section 6.02(b), Section 6.02(c) or Section 6.02(d), Lender shall review, and if Lender shall approve such request, execute and return to the Custodian such Release Request or Officer's Certificate re Terminated Contracts, as applicable, within one (1) Business Day of receipt thereof. If such Release Request or Officer's Certificate re Terminated Contracts, as applicable, is not approved for any reason in Lender's sole discretion, the Lender shall promptly notify the requestor. The Custodian shall not release any such documents until such time as the Lender shall have delivered to the Custodian the Release Request or Officer's Certificate re Terminated Contracts, as applicable, approved by the Lender. Nothing in this Section 6 or in the approval by the Lender for the Custodian to release any Contact Delivery Document, including without limitation the Terminated Contracts that are the subject of any Officer's Certificate re Terminated Contracts, shall be interpreted or construed to be, (i) a waiver of any rights the Lender may have pursuant to this Custodial Agreement or the Loan Agreement, (ii) an acknowledgement that any or all amounts that are required to be paid to the Lender with respect to such Contracts pursuant to the Loan Agreement have been paid or (iii) an accord and satisfaction of any debt or obligation of the Borrower pursuant to the Loan Agreement.

     6.04 Return of Contract Delivery Documents. The Servicer or Borrower, as applicable, shall return each Contract Delivery Document which it has received pursuant to a Release Request to the Custodian promptly after the need for such Contract Delivery Document has abated, but in no event more than (A) for original Contracts, ten (10) days or (B) for Certificates of Title or Applications for Title, ninety (90) days, in each case, after the date such Contract Delivery Document is released to the requestor. The Custodian shall promptly review such returned Contract Delivery Documents to confirm the Contract Delivery Document (i) has been physically returned, (ii) is not damaged and (iii) has no new Exceptions. If satisfied that the Contract Delivery Documents have been physically returned in undamaged condition and without new Exceptions, the Custodian shall deliver to the Servicer or Borrower, as applicable, (with a copy to the Lender) the counter-signed Release Request for such documents indicating receipt. If new Exceptions have been created, the Custodian shall so annotate the Request for Release accordingly and shall (i) promptly notify the Lender of the Exception, (ii) prior to 9:00 p.m. (eastern time) on the return date update the Relevant Reports to include such Exception.

     6.05 Responsibility for Lost or Damaged Documents. The Borrower or Servicer requesting the release of Contract Delivery Documents shall be responsible for such Contract Delivery Documents from the time such documents are deposited by the Custodian with a nationally recognized insured overnight delivery service for delivery to the requestor until the documents are returned to the Custodian, verified as physically returned in undamaged condition and without new Exceptions pursuant to Section 6.04, and receipted as received by the Custodian.

     Section 7 Fees of Custodian. The Custodian shall charge such fees for its services under this Custodial Agreement as are set forth in the schedule attached hereto as Exhibit A, the payment of which fees, together with the Custodian's reasonable and customary expenses (including legal fees and expenses) in connection herewith, shall be the obligation of the Borrower.

     Section 8 Examination of Custodial Contract Files. Upon two (2) Business Days prior written notice to the Custodian, the Borrower and Lender and their respective agents, accountants, attorneys and auditors shall be permitted during normal business hours to examine the Custodial Contract Files and any documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Contract Delivery Documents, which are, or were at any time, subject to this Custodial Agreement.

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     Section 9 No Adverse Interest of Custodian.  By execution of this Custodial
Agreement, the Custodian, in its capacity as custodian and not in its individual capacity, represents, warrants and covenants that it currently holds, and during the existence of this Custodial Agreement shall hold, no interest adverse to the Lender or to any Borrower by way of security or otherwise, in any Contract Delivery Documents held by it as of the date hereof or to be held by it pursuant to this Custodial Agreement. The Custodian, in its capacity as custodian under the terms of this Custodial Agreement and not in its individual capacity, also agrees that it will not, and hereby waives any right to, exercise any right of setoff or counterclaim in respect of any lien, statutory or otherwise, against the Lender, its parent, Subsidiaries, or Affiliates, or against any Borrower, its Subsidiaries or Affiliates.

     Section 10 Certain Matters Affecting the Custodian.

     10.01 Limitations on Duties. The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Custodial Agreement. The Custodian shall not have any duties or responsibilities except those expressly set forth in this Custodial Agreement or be a trustee for or have any fiduciary obligation to any party hereto.

     10.02 Acknowledgement of Sun Loan Agreement. The Custodian acknowledges that, in addition to holding the Contract Delivery Documents for the exclusive benefit of Lender and to perfect Lender's security interest therein, Custodian is also holding the Contract Delivery Documents, subject to the perfected first priority security interest of the Lender in such Contract Delivery Documents, in the capacity of the Collateral Agent (as defined in the Sun Loan Agreement) on behalf of the lenders party to and pursuant to the Sun Loan Agreement to perfect such Collateral Agent's and lenders' junior subordinated security interest in the Contract Delivery Documents. The Custodian agrees that it shall act at the sole direction of and for the exclusive benefit of the Lender, and shall take no action pursuant to the direction of the junior lenders or pursuant to the Custodian's duty as Collateral Agent without the written consent of the Lender, until such time as this Custodial Agreement is terminated (i) pursuant to
Section 11.01 (A) by the Lender, or (B) by the Custodian with the Lender's consent, or (ii) pursuant to Section 11.03.

     10.03 Limitations on Liability. Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Custodial Agreement, except for its or their own negligence, lack of good faith or willful misconduct. The Custodian acknowledges and agrees that a Custodian Delivery Failure shall be prima facie evidence of negligence.

     10.04 Reliance on Information. In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement, but in the case of any loan document or other written request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Custodial Agreement.

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     10.05  Certification of Factual Matters.  Whenever in the administration of the provisions of this Custodial Agreement the Custodian shall deem it necessary or desirable that a factual matter (e.g., date of contract origination, or loss or damage to a document released pursuant to Section 6 above) be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or a lack of good faith on the part of the Custodian, be deemed to be conclusively proved and established by a certificate signed by one of the Borrower or the Lender's officers, as the case may be, and delivered to the Custodian, and such certificate, in the absence of negligence or a lack of good faith on the part of the Custodian, shall be full warrant to the Custodian for any action taken, suffered or omitted by it under the provisions of this Custodial Agreement upon the faith thereof; provided that nothing in any such certificate signed by an officer of the Borrower or Lender and delivered pursuant to this Section 10.05 shall (i) modify, amend or supplement, and shall not be interpreted or construed to modify, amend or supplement, any provision of this Custodial Agreement or (ii) provide, or be interpreted or construed to provide, authorization to act in contravention of any provision of this Custodial Agreement.

     10.06 Opinion of Counsel. The Custodian may consult with outside legal counsel and the advice given in any written legal opinion of such outside legal counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such written legal opinion of outside legal counsel.

     10.07 Indemnification by Borrower. Except to the extent the Custodian has been indemnified by another party and except to the extent provided for in
Section 7 hereof, the Borrower agrees to indemnify and hold the Custodian, and its officers, directors, employees and agents harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, payments, costs or expenses (including reasonable legal fees and costs) of any kind or nature whatsoever (except losses arising out of or from its pricing for the services to be rendered for the fees described in Section 7) that may be imposed on, incurred or asserted against the Custodian in any way relating to or arising out of this Custodial Agreement; provided, however, that the Custodian shall not be entitled to indemnification for any portion of any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, payments, costs or expenses due to the willful misconduct, lack of good faith or negligence of the Custodian.

     10.08 Not Required to Risk Funds. None of the provisions of this Custodial Agreement shall require the Custodian to risk its own funds or otherwise to incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Custodian against such risk or liability is not assured to the Custodian; provided that the Custodian shall provide Lender with prompt written notice when the Custodian reasonably believes the Custodian is about to be at risk pursuant to this Section 10.08; and provided further that in the event of Proceedings by the Borrower, the Custodian shall not be relieved of its obligations or responsibilities pursuant to this Custodial Agreement.

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     10.09  Agents and  Representatives.  The  Custodian  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees appointed with due care; provided, however, the Custodian shall at all times retain liability for the acts of its agents, attorneys, custodians or nominees so appointed as though the Custodian had performed such duties.

     10.10 Mergers and Consolidations. Any corporation into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to the business of the Custodian shall be the successor of the Custodian hereunder without the execution or filing or any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession; provided, that the Custodian shall provide the Lender and the Borrower with prior notice of such merger, conversion or consolidation.

     Section 11 Termination.

     11.01 Termination by Lender or Custodian. The Lender, with or without cause, may upon at least thirty (30) days' notice, remove and discharge the Custodian from the performance of its duties under this Custodial Agreement by written notice from the Lender to the Custodian, with a copy to Borrower. The Custodian may terminate its obligations under this Custodial Agreement upon at least one-hundred and twenty (120) days' prior written notice to the Lender. In the event of any such termination by the Custodian or the Lender, other than a termination of this Custodial Agreement by the Lender pursuant to a court ordered sale of the Contract Delivery Documents, the Lender shall appoint a successor custodian; provided that if and only if the Borrower is not in Default and no Event of Default shall have occurred and be continuing, such successor Custodian shall be subject to approval by the Borrower, which approval shall not be unreasonably withheld. Upon such appointment, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Lender, all Custodial Contract Files being held under this Custodial Agreement, together with a copy of its records with respect to all Custodial Contract Files at any time held by the Custodian pursuant to this Custodial Agreement, and shall cooperate with the successor custodian in connection with such transfer. In the event of any such appointment, the Borrowers shall be responsible for the reasonable and customary fees and expenses of any successor custodian.

     11.02 Court Ordered Sale. In the event of the termination of this Custodial Agreement by the Lender pursuant to a court ordered sale of the Contract Delivery Documents, the Custodian shall promptly deliver, as directed by the Lender in writing, all Custodial Contract Files being held pursuant to this Custodial Agreement, together with a copy of its records with respect to all Custodial Contract Files at any time held by the Custodian pursuant to this Custodial Agreement. The termination of the Custodian's obligations under this Custodial Agreement shall not be effective unless and until the Custodian has completed the transfer to the successor custodian, or as directed by the Lender pursuant to this Section 11.02, of all Custodial Contract Files being held by the Custodian pursuant to this Custodial Agreement.

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     11.03  Custodial  Agreement  Termination.  Unless  otherwise  terminated in accordance with this Section 11, this Custodial Agreement shall terminate upon certification by the Lender to the Custodian of (i) the payment of all amounts owing pursuant to the Loan Agreement or (ii) in the event of any Borrower's default under the Loan Agreement, the final payment or other liquidation of the last Contract Delivery Document outstanding or the disposition of all property acquired upon repossession of property relating to any Contract Delivery Document, and the final remittance of all funds due the Lender under any agreement entered into with respect to any Contract Delivery Document. In such event, all documents remaining in the Custodial Contract Files shall be released in accordance with the written instructions of the Lender.

     11.04 Failure to Appoint Successor Custodian. In the event that (i) this Custodial Agreement is terminated by the Lender or the Custodian pursuant to
Section 11.01 and (ii) the Lender shall fail to (a) appoint a successor custodian, and (b) notify the Custodian in writing of such appointment within sixty (60) days of such termination, the Custodian may, at Lender's expense, petition a court of competent jurisdiction for its removal as custodian and for the termination of its obligations hereunder.

     Section 12 Miscellaneous.

     12.01 Waiver. No failure on the part of the any party hereto to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document (as defined in the Loan Agreement) or this Custodial Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document or this Custodial Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     12.02 Counterparts. This Custodial Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Custodial Agreement by signing any such counterpart. This Custodial Agreement may be signed and delivered through facsimile signatures which shall operate as true and effective signatures of the person who executed the original of the facsimile transmission

     12.03 Governing Law. This Custodial Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such laws.

     12.04 Notices. Except as otherwise expressly permitted by this Custodial Agreement, all notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Custodial Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Custodial Agreement (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

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     12.05  Further  Assurances.  From time to time,  as and when  requested  in writing by any party hereto and at such party's expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to
evidence  and  effectuate  the  transactions   contemplated  by  this  Custodial
Agreement.

     12.06 Successors and Assigns. This Custodial Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that the Custodian shall not assign its rights or obligations hereunder without the prior written consent of the Lender and the Borrower.

     12.07 Amendments. Except as otherwise expressly provided in this Custodial Agreement, any provision of this Custodial Agreement may be amended, modified or supplemented only by an instrument in writing signed by the Custodian, the Borrower, the Servicer and the Lender; provided that no certificate or other document delivered pursuant to Section 10.05 shall modify, amend or supplement, and shall not be interpreted or construed to modify, amend or supplement, any provision of this Custodial Agreement.

     12.08 Headings. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, the Custodian, the Lender, the Borrower and the Servicer have caused their names to be duly signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

Custodian:                      BNY MIDWEST TRUST COMPANY


                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________

                                Address for Notices:
                                -------------------
                                BNY Midwest Trust Company
                                2 North LaSalle, Lower Level
                                Chicago, Illinois 60602
                                Attention:  Diane Moser
                                Telecopier No.:  (312) 827-8588
                                Telephone No.:  (312) 827-8680


Lender                          GREENWICH CAPITAL FINANCIAL
                                PRODUCTS, INC.

                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________


                                Address for Notices:
                                --------------------
                                600 Steamboat Road
                                Greenwich, Connecticut 06830
                                Attention: Ira J. Platt
                                Telecopier No.: (203) 618-2135
                                Telephone No.: (203) 625-2700

                                With a copy to:
                                --------------------
                                600 Steamboat Road
                                Greenwich, Connecticut 06830
                                Attention: General Counsel
                                Telecopier No.: (203) 618-2132
                                Telephone No.: (203) 625-2700

      [Continuation of Master Loan and Security Agreement Signature Pages]


Borrower:                       UGLY DUCKLING CORPORATION

                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________


                                Address for Notices:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: Treasurer
                                Telecopier No.: (602) 852-6696
                                Telephone No.: (602) 852-6600

                                With a copy to:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: General Counsel
                                Telecopier No.: (602) 852-6686
                                Telephone No.: (602) 852-6000


Borrower:                       UGLY DUCKLING CAR SALES & FINANCE CORPORATION


                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________


                                Address for Notices:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: Treasurer
                                Telecopier No.: (602) 852-6696
                                Telephone No.: (602) 852-6600

                                With a copy to:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: General Counsel
                                Telecopier No.: (602) 852-6686
                                Telephone No.: (602) 852-6000

      [Continuation of Master Loan and Security Agreement Signature Pages]


Borrower and Servicer:          UGLY DUCKLING CREDIT CORPORATION


                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________


                                Address for Notices:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: Treasurer
                                Telecopier No.: (602) 852-6696
                                Telephone No.: (602) 852-6600

                                With a copy to:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: General Counsel
                                Telecopier No.: (602) 852-6686
                                Telephone No.: (602) 852-6000


Borrower:                       UGLY DUCKLING CAR SALES, INC.


                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________


                                Address for Notices:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: Treasurer
                                Telecopier No.: (602) 852-6696
                                Telephone No.: (602) 852-6600

                                With a copy to:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: General Counsel
                                Telecopier No.: (602) 852-6686
                                Telephone No.: (602) 852-6000

      [Continuation of Master Loan and Security Agreement Signature Pages]


Borrower:                       UGLY DUCKLING CAR SALES FLORIDA, INC.


                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________


                                Address for Notices:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: Treasurer
                                Telecopier No.: (602) 852-6696
                                Telephone No.: (602) 852-6600

                                With a copy to:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: General Counsel
                                Telecopier No.: (602) 852-6686
                                Telephone No.: (602) 852-6000

                                UGLY DUCKLING FINANCE CORPORATION

                                By:  _________________________________

                                Name:  _______________________________

                                Title:  ______________________________


                                Address for Notices:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: Treasurer
                                Telecopier No.: (602) 852-6696
                                Telephone No.: (602) 852-6600

                                With a copy to:
                                --------------------
                                2525 East Camelback Road, Suite 500
                                Phoenix, Arizona 85016
                                Attention: General Counsel
                                Telecopier No.: (602) 852-6686
                                Telephone No.: (602) 852-6000

                                                                      SCHEDULE 1

                           AUTHORIZED REPRESENTATIVES

Name of Authorized Representative                           Specimen Signature

1. Joseph Bartolotta                            1.  ____________________________


2. David Katze                                  2.  ____________________________


3. Brett Kibbe                                  3.  ____________________________


4. Kathleen O'Connor                            4.  ____________________________

                                                                       EXHIBIT A

                             Custodian Fee Schedule

                              Dated March 26, 2001

1.  One-Time Acceptance Fee:.............................  $2,000.00
2.  Review Fee:..........................................  $2.00 per file
3.  Release Fee:.........................................  $2.50 per file
4.  Annual Safekeeping Fee:..............................  $1.00 per file
5.  File Redeposits:.....................................  $0.50 per file
6.  Trailing Documents:..................................  $0.50 per occurrence
7.  Photocopying of Documents:...........................  $0.20 per page
8.  File Organization/Resorting:.........................  $0.25 per file
9.  Preparation of File Folders:.........................  $0.50 per file
10. Facilities Used by Third Party:......................  $25.00 per hour (1)

[FN]
(1) This fee is per hour, and per person. There is a maximum of 6 persons including Auditors, Attorneys, Bond Insurers, Servicers, etc.

Out of Pocket Expenses

Fees quoted do not include any out-of-pocket expenses including, but not limited to travel, overnight courier, and messenger costs. These expenses will be billed, at the Custodian's cost, when incurred. In the event the transaction terminates before closing, all out-of-pocket expenses incurred, including the Custodian's counsel fees, if applicable will be billed to the Borrower.

External Counsel Fees

Fees quoted do not include external counsel fees. A bill for counsel fees incurred up to closing will be presented for payment on the closing date.

Miscellaneous Services

The charges for performing services not contemplated at the time of the execution of the Custodial Agreement and not specifically covered elsewhere in this Exhibit A will be reasonable and customary charges determined by the Custodian and the Borrower at the time of the service.

Files reviewed under this schedule which are subsequently securitized will only be charged a subsequent review fee of $0.50 per file.

                                                                     EXHIBIT B-1

                         REQUEST FOR RELEASE AND RECEIPT

                                           Date:  ______________________________

     Reference is made to (i) that certain Custodial Agreement, dated as of April ___, 2001 (as amended from time to time, the "Custodial Agreement") by and between BNY Midwest Trust Company (the "Custodian") and Greenwich Capital Financial Products, Inc. (the "Lender") and Ugly Duckling Corporation, a Delaware corporation ("Ugly Duckling"), Ugly Duckling Car Sales and Finance Corporation, an Arizona corporation ("UDCSFC"), Ugly Duckling Credit Corporation, an Arizona corporation ("UDCC"), Ugly Duckling Car Sales, Inc., an Arizona corporation ("Car Sales"), Ugly Duckling Car Sales Florida, Inc., a Florida corporation ("Car Sales Florida") and Ugly Duckling Finance Corporation, an Arizona corporation ("UDFC") (Ugly Duckling, UDCSFC, UDCC, Car Sales, Car Sales Florida and UDFC are collectively referred to therein as the "Borrower"; UDCC is sometimes referred to therein as the "Servicer") and to (ii) that certain Loan and Security Agreement dated as of April ___, 2001 by and between the Borrower and the Lender (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Custodial Agreement, or if not defined in the Custodial Agreement, the Loan Agreement.

         The undersigned is a Person authorized pursuant to Section 6 of the Custodial Agreement to receive Contract Delivery Documents in trust from the Custodian and hereby acknowledges receipt from the Custodian of the Contract Delivery Documents set forth on the attached Schedule of Documents. The undersigned acknowledges that possession of such Contract Delivery Documents is entrusted to the Borrower solely for the purpose described on the Schedule of Documents or an attachment thereto.

     The total number of Contracts for which Contract Delivery Documents are being requested is __________________ and Lender approval [is / is not] required.

     The undersigned hereby acknowledges that a first priority security interest pursuant to the Uniform Commercial Code in the Collateral described and in the proceeds of such Collateral has been granted to the Lender pursuant to the Loan Agreement. In consideration of the aforesaid delivery by the Custodian, the Borrower hereby agrees to hold said Collateral in trust for the Lender as provided under and in accordance with all provisions of the Custodial Agreement and the Loan Agreement and to return said Collateral to the Custodian no later than the close of business (6:00 p.m. eastern time) on the tenth day following the date hereof or, if such date is not a Business Day, on the immediately succeeding Business Day.

                                        NAME OF DUCK ENTITY:

                                        By:
                                        Name:
                                        Title:

           [Lender approval, if required, and Custodian return receipt are on the following page]

This page contains the Lender Approval (if required) and Custodian receipt for the Request for Release dated _______________ ____, 200__.

If more than 50 Contracts, release approved by:

                                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                By:
                                Name:
                                Title:
                                Date:


                                Documents returned to Custodian:
                                --------------------------------

                                Date:

                                BNY MIDWEST TRUST COMPANY

                                Received By:
                                Name:
                                Title:

                                                                     EXHIBIT B-2

                              SCHEDULE OF DOCUMENTS
                                       TO
                         REQUEST FOR RELEASE AND RECEIPT
                                 Page ___ of ___

---------- --------- ---------------------- ---------------- -------------- -----------------------------------------
           Reason                             Contract or      Principal      Contract Delivery Document Requested
   No.       Code       Contract Debtor          Loan         Balance at
           (See              Name               Number        origination
            below)                                            of Contract
---------- --------- ---------------------- ---------------- -------------- -----------------------------------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
                                                                              Pledged      Certificate  Application
                                                                              Contract     of Title     for Title
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------
---------- --------- ---------------------- ---------------- -------------- -------------- ------------ -------------

Reason for Requesting File (insert one in the "Reason Code" box above)

"C"......Correction     of    Contract    Delivery    Document     deficiencies.
"S"......Contract  Delivery Document  required for servicing or  administration.
"O"......Other (attach written explanation).

                                                                     EXHIBIT C-1

                  OFFICER'S CERTIFICATE RE TERMINATED CONTRACTS

     Reference is made to (i) that certain Custodial Agreement, dated as of April ___, 2001 (as amended from time to time, the "Custodial Agreement") by and between BNY Midwest Trust Company (the "Custodian") and Greenwich Capital Financial Products, Inc. (the "Lender") and Ugly Duckling Corporation, a Delaware corporation ("Ugly Duckling"), Ugly Duckling Car Sales and Finance Corporation, an Arizona corporation ("UDCSFC"), Ugly Duckling Credit Corporation, an Arizona corporation ("UDCC"), Ugly Duckling Car Sales, Inc., an Arizona corporation ("Car Sales"), Ugly Duckling Car Sales Florida, Inc., a Florida corporation ("Car Sales Florida") and Ugly Duckling Finance Corporation, an Arizona corporation ("UDFC") (Ugly Duckling, UDCSFC, UDCC, Car Sales, Car Sales Florida and UDFC are collectively referred to therein as the "Borrower"; UDCC is sometimes referred to therein as the "Servicer") and to (ii) that certain Loan and Security Agreement dated as of April ___, 2001 by and between the Borrower and the Lender (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Custodial Agreement, or if not defined in the Custodial Agreement, the Loan Agreement.

     The undersigned, ___________________________, hereby certifies that he is a duly-elected and qualified officer of the Servicer, and hereby further certifies as follows:

     Each of the Contracts described on the attached Schedule of Terminated Contracts is a Contract that (i) is a Charged-Off Contract, (ii) has been paid in full, (iii) has been rescinded, (iv) is a Modification (reissued with a new Contract number), (v) cancelled due to a trade-in resulting in a new Contract,
(vi) for any other reason results in the termination of the Contract or the creation of a new Contract, and in each case all amounts that are required to be paid to the Lender pursuant to the Loan Agreement with respect to each such Contract have been so paid.

     IN WITNESS WHEREOF, I have hereunto set my hand on and as of this _____ day of _______________________ 200_.


                                UGLY DUCKLING CREDIT CORPORATION,
                                an Arizona corporation, as Servicer

                                By:
                                Name:
                                Title:

                   [Lender approval is on the following page]

     This page contains the Lender approval for the Officer's Certificate re Terminated Contracts dated as of _______________ ____, 200___.

     Release of Contract Delivery Documents approved, without acknowledgement of payment, by:

                                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                                By:
                                  Name:
                                  Title:
                                Date:

                                                                     EXHIBIT C-2

                        SCHEDULE OF TERMINATED CONTRACTS
                                       TO
                  OFFICER'S CERTIFICATE re TERMINATED CONTRACTS
                            DATED __________ __, 200_
                                 Page ___ of ___

     --------- -------- ------------------------------- ----------------------------- ------------------------------
               Reason
       No.      Code           Contract Debtor                Contract or Loan            Principal Balance at
               (See                  Name                          Number                origination of Contract
               below)
     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

     --------- -------- ------------------------------- ----------------------------- ------------------------------
     --------- -------- ------------------------------- ----------------------------- ------------------------------

Reason for Terminated Contract (insert one in the "Reason Code" box above)

"CO"     Charged-Off Contract.
"PF"     Paid in full.
"RS"     Rescission.
"M"      Modified and reissued.
"T"      Trade-in.
"O"      Other (attach written explanation).

                                                                       EXHIBIT D
                                  TRUST RECEIPT
                                 April __, 2001

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, CT 06830
Attention: Asset-Backed Operations

Re: Custodial Agreement dated as of April ___, 2001 by and between BNY Midwest Trust Company, as Custodian, Ugly Duckling Corporation, Ugly Duckling Car Sales & Finance Corporation, Ugly Duckling Credit Corporation, Ugly Duckling Car Sales, Inc., Ugly Duckling Car Sales Florida, Inc., and Ugly Duckling Finance Corporation, as Borrower and Greenwich Capital Financial Products, Inc., as Lender

Ladies and Gentlemen:

     In accordance with the provisions of Section 3.02 of the above-referenced Custodial Agreement (capitalized terms used and not defined herein shall have the meaning they are given therein), the undersigned, as Custodian, hereby certifies that it has received and will maintain possession of, for the sole and exclusive benefit of Lender, Custodial Contract Files with respect to (i) the number of Contracts and (ii) having an aggregate Principal Balance (determined with respect to each Contract as of the date on which such Contract was originated), in each case, as set forth in the Contract Summary Report attached hereto as Trust Receipt Exhibit A. The Custodian hereby authorizes Lender and its designees, including without limitation, The Chase Manhattan Bank ("Chase"), from time to time to replace the Contract Summary Report theretofore attached hereto as Trust Receipt Exhibit A with the most recent Contract Summary Report delivered by Custodian, in accordance with Section 3.02 and Section 3.03 of the Custodial Agreement. Upon replacement of Exhibit A with an updated Contract Summary Report by Custodian, and without the need for any further action or authorization by Custodian, this Trust Receipt shall be deemed to include such updated Contract Summary Report.

     BNY Midwest Trust Company, as Custodian, makes no representations as to (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the Custodial Contract Files, or (ii) the collectibility, insurability, effectiveness or suitability of any such Custodial Contract Files.

                                BNY MIDWEST TRUST COMPANY, as Custodian

                                By:_________________________________
                                Name:_______________________________
                                Title:______________________________

                                                                       EXHIBIT E

                          REVIEW CRITERIA FOR CUSTODIAN
PART I

With respect to each Pledged Contract that is part of the Initial Pool, the Custodian shall review the documents and files described below to confirm that each of the following statements is true:

1. The related Custodial Contract File includes each of the following documents:

     a.   the original Contract
     b.   the original or a copy of the Assignment (if applicable)
     c.   the original or a copy of the Modification (if applicable)
     d. on the date of initial delivery of such Custodial Contract File, either the original Certificate of Title or a copy of the Application for Title

2. All Contract Delivery Documents have been reviewed by the Custodian and appear regular on their face.

3.   The Contract bears an original manual ink signature of the Contract Debtor.

4.   Each Pledged Contract:

     a. has the Regulation Z Box fully completed b. bears the assignment to Lender stamped on its face (if applicable)

5. Verify the obligor's name and loan number in the Pledged Contract against the related Contract Delivery Schedule.


PART II

With respect to each Pledged Contract that is not part of the Initial Pool, the Custodian shall review the documents and files described below to confirm whether or not each of the following statements is true:

1. The related Custodial Contract File includes each of the following documents:

     a.   the original Contract
     b.   the original or a copy of the Assignment (if applicable)
     c.   the original or a copy of the Modification (if applicable)
     d. on the date of initial delivery of such Custodial Contract File, either the original Certificate of Title or a copy of the Application for Title
     e. on and after the date which is 120 days from the Contract origination date, the original Certificate of Title

2. All Contract Delivery Documents have been reviewed by the Custodian and appear regular on their face.

3. The following items set forth in the original executed Contract agree with the data fields contained in the applicable Contract Delivery Schedule:

     a.   Contract Debtor name
     b.   Contract or account number
     c.   Contract date
     d.   VIN
     e.   year
     f.   make
     g. model (where model is available on the applicable Contract Delivery Schedule)
     h. Principal Balance (determined with respect to each Contract as of the date on which such Contract was originated)
     i.   interest rate (within an accepted variance of plus or minus 0.01%)

4.   The Contract bears an original manual ink signature of the Contract Debtor.

5. The Modification, if any, bears an original manual ink signature or a facsimile transmitted signature of the Contract Debtor.

6. The Modification, if any, conforms to the data fields contained in the Contract Delivery Schedule:

     a.   Contract Debtor name
     b.   Contract or account number
     c.   Contract date

7. The Certificate of Title, at such time as received by the Custodian, agrees with the following data fields specified in the applicable Contract Delivery Schedule:

     a.   Contract Debtor name
     b.   VIN
     c.   year
     d.   make
     e.   model (where model is available on the data file)
     f.   Lender
     g.   Lien position

8. The Application of Title, if delivered in lieu of the Certificate of Title, agrees with the following data fields specified in the applicable Contract Delivery Schedule:

     a.   Contract Debtor name
     b.   VIN
     c.   year
     d.   make
     e.   model (where model is available on the data file)
     f.   Lender

                                                                       EXHIBIT F

                     DATA FIELDS FOR MASTER CUSTODIAL REPORT

1.   Contract account number;

2.   name of the Contract Debtor;

3. Principal Balance (determined with respect to each Contract as of the date on which such Contract was originated);

4. indication as to the delivery status of the Contract and Certificate of Title (or if applicable the Application for Title);

5.   any other information reasonably requested by the Lender.

                                                                       EXHIBIT G

                             CONTRACT SUMMARY REPORT
                             _______________, 200__

                                                      TRANSMITTED VIA TELECOPIER

Chase Manhattan Bank (as Agent for Lender)  Greenwich Capital Financial Products
Attention: Jennifer John                    Inc., (Lender)
Four New York Plaza, Ground Floor           600 Steamboat Road
Outsourcing Department                      Greenwich, CT 06830
New York, New York  10004                   Attention: ____________________
Telephone number:   203-623-5953            Telephone number:  212-618-2700
Telecopier number:   203-623-5953           Telecopier number: 212-623-2135

Ladies and Gentlemen:

     Reference is made to (i) that certain Custodial Agreement, dated as of April ___, 2001 (as amended from time to time, the "Custodial Agreement") by and between BNY Midwest Trust Company (the "Custodian") and Greenwich Capital Financial Products, Inc. (the "Lender") and Ugly Duckling Corporation, a Delaware corporation ("Ugly Duckling"), Ugly Duckling Car Sales and Finance Corporation, an Arizona corporation ("UDCSFC"), Ugly Duckling Credit Corporation, an Arizona corporation ("UDCC"), Ugly Duckling Car Sales, Inc., an Arizona corporation ("Car Sales"), Ugly Duckling Car Sales Florida, Inc., a Florida corporation ("Car Sales Florida") and Ugly Duckling Finance Corporation, an Arizona corporation ("UDFC") (Ugly Duckling, UDCSFC, UDCC, Car Sales, Car Sales Florida and UDFC are collectively referred to therein as the "Borrower"; UDCC is sometimes referred to therein as the "Servicer") and to (ii) that certain Loan and Security Agreement dated as of April ___, 2001 by and between the Borrower and the Lender (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Custodial Agreement, or if not defined in the Custodial Agreement, the Loan Agreement.

     The undersigned, ___________________________, hereby certifies that he or she is a duly-elected and qualified officer of the Custodian, and hereby further certifies as follows:

     The total number of Pledged Contracts in the possession of the Custodian is
__________.

     The aggregate Principal Balance (determined with respect to each Contract as of the date on which such Contract was originated) of all Pledged Contracts in the possession of the Custodian is $-----------------------------.

         BNY Midwest Trust Company, as Custodian, represents and warrants to the addressees that the above information is current as of 9:00 p.m. (eastern time) on the Business Day prior to the delivery of this Contract Summary Report.

                                BNY MIDWEST TRUST COMPANY, as Custodian


                                By:________________________________________

                                Name:

                                Title:


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                                                                       EXHIBIT H

                 A COPY OF THE LOAN AGREEMENT FOLLOWS THIS PAGE.